UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EDGEWELL PERSONAL CARE COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V59812-P21460 EDGEWELL PERSONAL CARE COMPANY 6 RESEARCH DRIVE SHELTON, CT 06484 EDGEWELL PERSONAL CARE COMPANY 2025 Annual Meeting Vote by February 5, 2025 11:59 PM ET You invested in EDGEWELL PERSONAL CARE COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 6, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 23, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. GO GREEN! We’ll plant a tree for every shareholder who switches to e-delivery of proxy materials. Vote in Person at the Meeting* February 6, 2025 8:30 AM, Eastern Time Renaissance Daytona Beach Oceanfront Hotel 640 North Atlantic Avenue Daytona Beach, Florida 32118

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V59813-P21460 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Robert W. Black For 1b. George R. Corbin For 1c. Carla C. Hendra For 1d. John C. Hunter, III For 1e. James C. Johnson For 1f. Rod R. Little For 1g. Rakesh Sachdev For 1h. Swan Sit For 1i. Stephanie Stahl For 1j. Gary K. Waring For 2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for fiscal 2025. For 3. To cast a non-binding advisory vote on executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.